3. LOSS PER SHARE	9 Months Ended
Sep. 30, 2014
Net Loss Per Common Share:
3. LOSS PER SHARE

NOTE 3: LOSS PER SHARE

Basic loss per common share is computed by dividing net loss by the weighted average number of shares of Common Stock outstanding during the period. Dilutive loss per share gives effect to stock options and warrants, which are considered to be dilutive Common Stock equivalents. Basic loss per common share was computed by dividing net loss by the weighted average number of shares of Common Stock outstanding. The number of common shares potentially issuable upon the exercise of certain options and warrants that were excluded from the diluted loss per common share calculation was approximately 37,304,000 and 23,179,000 because they are anti-dilutive as a result of a net loss for the three months ended September 30, 2014 and 2013, respectively.